Income Taxes	9 Months Ended	12 Months Ended
	Sep. 24, 2011	Dec. 25, 2010
Income Taxes [Abstract]
Income Taxes

(12) Income Taxes

During the first quarter of fiscal year 2011, the Company recognized deferred tax expense of $1.9 million due to enacted changes in future state income tax rates. This change in enacted tax rates affects the tax rate expected to be in effect in future periods when the deferred tax assets and liabilities reverse.

The federal income tax returns of the Company for fiscal years 2006, 2007, 2008, and 2009 are currently under audit by the Internal Revenue Service ("IRS"), and the IRS has proposed adjustments for fiscal years 2006 and 2007 to increase our taxable income as it relates to our gift card program, specifically to record taxable income upon the activation of gift cards. We have filed a protest to the IRS' proposed adjustments. If the IRS were to prevail in this matter the proposed adjustments would result in additional taxable income of approximately $58.9 million for fiscal years 2006 and 2007 and approximately $26.5 million of additional federal and state taxes and interest owed, net of federal and state benefits. If the IRS prevails, a cash payment would be required and the additional taxable income would represent temporary differences that will be deductible in future years. Therefore, the potential tax expense attributable to the IRS adjustments for 2006 and 2007 would be limited to $2.9 million, consisting of federal and state interest, net of federal and state benefits. In addition, if the IRS were to prevail in respect of fiscal years 2006 and 2007, it is likely to make similar claims for years subsequent to fiscal 2007 and the potential additional federal and state taxes and interest owed, net of federal and state benefits, for fiscal years 2008, 2009, and 2010, computed on a similar basis to the IRS method used for fiscal years 2006 and 2007, and factoring in the timing of our gift card uses and activations, would be approximately $19.6 million. The corresponding potential tax expense impact attributable to these later fiscal years, 2008 through 2010, would be approximately $0.7 million. Subsequent to September 24, 2011, representatives of the Company met with the IRS appeals officer. Based on that meeting, the Company proposed a settlement related to this issue and is awaiting a response from the IRS. If our settlement proposal is accepted as presented, we expect to make a cash tax payment in an amount that is less than the amounts proposed by the IRS to cumulatively adjust our tax method of accounting for our gift card program through the tax year ended December 25, 2010. No assurance can be made that a settlement can be reached, or that we will otherwise prevail in the final resolution of this matter. An unfavorable outcome from any tax audit could result in higher tax costs, penalties, and interests, thereby negatively and adversely impacting our financial condition, results of operations, or cash flows.

(14) Income taxes

Income (loss) before income taxes was attributed to domestic and foreign taxing jurisdictions as follows (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

		(As adjusted)	(As adjusted)
Domestic operations	$2,270	54,804	(269,867)
Foreign operations	17,176	19,472	9,101

Income (loss) before income taxes	$19,446	74,276	(260,766)

The components of the provision (benefit) for income taxes were as follows (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

		(As adjusted)	(As adjusted)
Current:
Federal	$11,497	8,575	22,606
State	5,339	8,585	7,498
Foreign	4,138	3,807	3,175

Current tax provision	20,974	20,967	33,279

	December 25, 2010	December 26, 2009	December 27, 2008

Deferred:
Federal	$(16,916)	15,773	(15,656)
State	(10,397)	2,239	(8,461)
Foreign	(1,076)	289	(30)

Deferred tax provision (benefit)	(28,389)	18,301	(24,147)

Provision (benefit) for income taxes	$(7,415)	39,268	9,132

The provision for income taxes from continuing operations differed from the expense computed using the statutory federal income tax rate of 35% due to the following:

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

		(As adjusted)	(As adjusted)
Computed federal income tax expense, at statutory rate	35.0%	35.0%	35.0%

Permanent differences:
Goodwill impairment	—	—	(39.5)
Other permanent differences	1.7	0.5	(0.2)
State income taxes	(25.4)	4.8	0.9
Benefits and taxes related to foreign operations	(33.4)	(6.9)	1.6
Change in valuation allowance	—	7.8	—
Uncertain tax positions	(16.1)	12.3	(1.3)
Other	0.1	(0.6)	—

	(38.1)%	52.9%	(3.5)%

During the year ended December 25, 2010, the Company recognized a deferred tax benefit of $5.7 million, due to changes in the estimated apportionment of income among the states in which the Company earns income and enacted changes in future state income tax rates. During the year ended December 27, 2008, the Company recognized a deferred tax benefit of $4.4 million, due to enacted changes in future state income tax rates. These changes in estimates and enacted tax rates affect the tax rate expected to be in effect in future periods when the deferred tax assets and liabilities reverse.

The components of deferred tax assets and liabilities were as follows (in thousands):

	December 25, 2010		December 26, 2009
	Deferred tax assets	Deferred tax liabilities	Deferred tax assets	Deferred tax liabilities

			(As adjusted)

Current:
Allowance for doubtful accounts	$1,774	—	2,238	—
Deferred gift certificates	2,544	—	2,644	—
Rent	2,147	—	2,111	—
Deferred revenue	7,757	—	8,248	—
Accrued expenses	3,142	—	3,875	—
Other	998	—	2,117	—

	18,362	—	21,233	—
Valuation allowance	(5,792)	—	(6,526)	—

Total current	12,570	—	14,707	—

Noncurrent:
Capital leases	492	—	438	—
Rent	1,465	—	855	—
Property and equipment	—	11,992	—	14,936
Deferred compensation and long-term incentive accrual	1,825	—	171	—
Deferred revenue	7,833	—	13,221	—
Real estate reserves	1,669	—	1,565	—
Franchise rights and other intangibles	—	600,481	—	619,509
Capital loss	18,876	—	18,876	—
Other	7,060	—	—	6,655

	39,220	612,473	35,126	641,100
Valuation allowance	(13,084)	—	(12,350)	—

Total noncurrent	26,136	612,473	22,776	641,100

	$38,706	612,473	37,483	641,100

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. Based upon the level of historical taxable income, and projections for future taxable income over the periods for which the deferred tax assets are deductible, management believes, as of December 25, 2010, it is more likely than not that the Company will realize the benefits of the deferred tax assets.

As of December 25, 2010 and December 26, 2009, the valuation allowance for deferred tax assets was $18.9 million. These valuation allowance amounts relate to deferred tax assets for capital loss carryforwards. During fiscal year 2009, the Company recognized no change in this specific deferred tax asset and an increase to the related valuation allowance of $5.8 million, which represents a full valuation allowance against the asset. The Company recorded the valuation allowance at December 25, 2010 and December 26, 2009 because it is more likely than not that there will not be sufficient capital gain income in future periods to utilize the remaining capital loss carryforwards. Any future reversal of the valuation allowance related to these capital loss carryforwards will be recorded to the provision for income taxes in the consolidated statements of operations. The capital loss carryforwards will expire in 2012.

The Company has not recognized a deferred tax liability of $8.7 million for the undistributed earnings of foreign operations, net of foreign tax credits, relating to our foreign joint ventures that arose in 2010 and prior years because the Company currently does not expect those unremitted earnings to reverse and become taxable to the Company in the foreseeable future. A deferred tax liability will be recognized when the Company is no longer able to demonstrate that it plans to permanently reinvest undistributed earnings. As of December 25, 2010 and December 26, 2009, the undistributed earnings of these joint ventures were approximately $97.9 million and $80.0 million, respectively.

At December 25, 2010 and December 26, 2009, the total amount of unrecognized tax benefits related to uncertain tax positions was $17.5 million and $27.1 million, respectively. Of the total unrecognized tax benefits at December 25, 2010, $13.5 million would impact the effective tax rate if recognized. At December 25, 2010 and December 26, 2009, the Company had approximately $12.1 million and $12.0 million, respectively, of accrued interest and penalties related to uncertain tax positions. During fiscal years 2010, 2009, and 2008, the Company recorded $0.6 million, $6.2 million, and $0.9 million, respectively, in income tax expense to accrue for potential interest and penalties related to uncertain tax positions.

The Company's major tax jurisdictions are the United States and Canada. For Canada, the Company has open tax years dating back to tax years ended August 2001. In the United States, the Company is currently under audit in certain state jurisdictions for tax periods after August 2003 and has agreed to statute extensions in certain jurisdictions, including New York State and New York City. It is uncertain that these audits will conclude in 2011 and quantification of an estimated impact on the total amount of unrecognized tax benefits cannot be made at this time. For U.S. federal taxes, the Company has open tax years dating back to 2006. In addition, the Internal Revenue Service (IRS) is conducting an examination of certain tax positions related to the utilization of capital losses. During 2010, the Company made a payment of approximately $6.0 million to the IRS for this issue. The payment did not have a material impact on the Company's financial position.

On August 12, 2010, the Company received a Revenue Agent Report (RAR) from the IRS relating to its field examination of our U.S. federal income tax returns for fiscal years 2006 and 2007. The IRS has proposed adjustments for these periods to increase our taxable income as it relates to our gift card program, specifically to record taxable income upon the activation of gift cards. The proposed adjustment would result in additional taxable income of approximately $58.9 million for these years and approximately $26.0 million of additional federal and state taxes and interest owed, net of federal and state benefits. If the IRS prevails, a cash payment would be required and the additional taxable income would represent temporary differences that will be deductible in future years. Therefore, the potential tax expense impact attributable to the IRS adjustments for 2006 and 2007 would be limited to $2.1 million, consisting of federal and state interest, net of federal and state benefits. Furthermore, if the IRS prevails it is likely to make similar claims for years subsequent to fiscal 2007 and our fiscal 2008 U.S. federal income tax return is currently being reviewed by the IRS. The potential additional federal and state taxes and interest owed, net of federal and state benefits, for these later years, through 2010, computed on a similar basis to the IRS method used for 2006 and 2007, and factoring in for the timing of our gift card uses and activations, would be approximately $19.2 million. The corresponding potential tax expense impact attributable to these later fiscal years, 2008 through 2010, would be $0.3 million, consisting of federal and state interest, net of federal and state benefits.

We believe that the Company has properly reported taxable income and paid taxes in accordance with applicable laws and that the proposed adjustment is inconsistent with our franchisor model and the structure of our gift card program. Since the inception of our gift card program, the Company and its franchisees have understood that gift card funds would be utilized specifically for the gift card program and cash related to the program has been segregated and treated as a bona fide liability due to franchisees for such use. We have filed a protest to the IRS' proposed adjustments on such basis; in addition, we believe we have alternative grounds to appeal on should this position be denied. We intend to vigorously defend our position. At December 25, 2010, we have not recorded additional tax liability within our consolidated balance sheets for the proposed adjustments, as we believe it is more likely than not that we will prevail in our appeal. However, no assurance can be made that we will prevail in the final resolution. The Company does not expect resolution of this matter within the next fiscal year and cannot predict with certainty the timing of such resolution.

A summary of the changes in the Company's unrecognized tax benefits is as follows (in thousands):

	Fiscal year ended
	December 25, 2010	December 26, 2009	December 27, 2008

Balance at beginning of year	$27,092	16,861	16,757
Increases related to prior year tax positions	792	8,580	1,112
Increases related to current year tax positions	1,373	1,823	1,721
Decreases related to prior year tax positions	(4,721)	—	(84)
Decreases related to settlements	(6,622)	—	(127)
Lapses of statutes of limitations	(534)	(828)	(1,612)
Effect of foreign currency adjustments	169	656	(906)

Balance at end of year	$17,549	27,092	16,861